Supplement to the
Fidelity® Strategic Advisers® Value Fund
July 30, 2009
Prospectus

Effective April 16, 2010, Fidelity Strategic Advisers Value Fund will be renamed Strategic Advisers Value Fund.

Effective April 1, 2010, Strategic Advisers has contractually agreed to modify the fund's management fee waiver from 0.13% to 0.25%.

At a meeting held on December 3, 2009, the Board of Trustees approved the appointment of Brandywine Global Investment Management, LLC (Brandywine Global) and LSV Asset Management (LSV) as new sub-advisers to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Brandywine Global, Cohen & Steers, Eaton Vance, LSV, and Pyramis.

The following information replaces the similar information found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 3.

The fund employs a multi-manager and a fund of funds investment structure pursuant to which Strategic Advisers allocates the fund's assets among sub-advisers whose investment approaches seek to identify undervalued securities and underlying funds. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds at any time. When determining how to allocate the fund's assets among sub-advisers and underlying funds, Strategic Advisers considers a variety of factors and may use any of the following investment strategies:

  Investing primarily in securities of companies with large market capitalizations or in shares of underlying funds that invest primarily in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000® Value Index).
  Normally investing in a combination of affiliated U.S. equity funds (i.e., Fidelity funds) and non-affiliated U.S. equity funds that participate in Fidelity's FundsNetwork®, and non-affiliated exchange traded funds (ETFs) (underlying funds).
  Using both proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover to select underlying funds.
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In addition, a sub-adviser may use any of the following investment strategies:

  Investing in securities of companies with broad value characteristics (stocks of these companies are often called "value" stocks).
  Investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in securities of real estate investment trusts (REITs).
  Using both quantitative and fundamental analysis to select investments.

The following information supplements existing information found under the heading "Principal Investment Risks" in the "Fund Summary" section beginning on page 3.

  Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, which means that Strategic Advisers may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

The following information replaces existing information found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page 6.

The fund employs a multi-manager and a fund of funds investment structure pursuant to which Strategic Advisers allocates the fund's assets among sub-advisers whose investment approaches seek to identify undervalued securities. and underlying funds. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds at any time, but does not have minimum or maximum limitations with respect to allocations of the fund's assets at any time.

Strategic Advisers invests primarily in securities of companies with large market capitalizations, either through a sub-adviser or through shares of underlying funds that invest primarily in securities of companies with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, the fund generally defines large market capitalization companies as those companies with market capitalizations similar to those of companies included in the Russell 1000 Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in the index changes with market conditions and the composition of the index.

Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to attempt to control overall fund risk and pursue appropriate returns.

When determining how to allocate the fund's assets among underlying funds, Strategic Advisers relies on both proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in a combination of underlying funds composed of Fidelity equity funds and non-affiliated equity funds that participate in Fidelity's FundsNetwork and non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) and funds managed by investment advisers other than Fidelity. The non-affiliated underlying funds pay Fidelity service fees that typically are at an annual rate of up to 0.40% of a fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or change on a per position basis, in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

Like all mutual funds, the underlying funds will incur fund expenses, which may include management fees, 12b-1 fees, and other expenses. The underlying funds may also charge redemption fees, sales loads, exchange fees, administrative fees, or other fees in addition to fund expenses. Any such fees will be payable by the fund, not by Strategic Advisers, although Strategic Advisers or one of its affiliates may choose to reimburse the fees if they are not waived by the underlying funds. The fund itself reserves the right to impose redemption fees in the future.

When determining how to allocate the fund's assets among sub-advisers, Strategic Advisers considers a variety of factors, including, but not limited to, a sub-adviser's investment approach, portfolio characteristics, total assets of the fund and performance patterns in different market environments. While each sub-adviser's security selection criteria are unique, each sub-adviser to whom an allocation has been made purchases securities of companies deemed by such sub-adviser to have positive characteristics.

Each sub-adviser normally invests its portion of the fund's assets primarily in securities of companies with large market capitalizations.

Each sub-adviser invests its portion of the fund's assets primarily in common stocks. Each sub-adviser invests in securities of companies with broad value characteristics (stocks of these companies are often called "value" stocks).

Each sub-adviser may invest its portion of the fund's assets in securities of foreign issuers, some of which may be located in emerging market countries, in addition to securities of domestic issuers.

Each sub-adviser may invest its portion of the fund's assets in REITs. A REIT is a company that owns and generally operates income producing properties or finances real estate transactions. Sub-advisers may use both quantitative and fundamental analysis to select investments.

As an alternative to holding foreign securities directly, each sub-adviser fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter markets (including depositary receipts, which evidence ownership in underlying foreign stocks.)

Because the fund is considered non-diversified, the fund may invest a significant percentage of the fund's assets in a single issuer or a single fund.

If the fund's strategies do not work as intended, the fund may not achieve its investment objective.

The following information replaces the similar information found under the heading "Principal Investment Risks" in the "Fund Basics" section on page 7.

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following information supplements existing information found under the heading "Principal Investment Risks" in the "Fund Basics" section beginning on page 7.

If Strategic Advisers' or a sub-adviser's investment strategies do not work as intended, the fund may not achieve its objective. The portfolio managers' evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may underperform.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by Strategic Advisers or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

The following information replaces the similar information found under the heading "Valuing Shares" in the "Fund Basics" section on page 9.

The assets of the fund include shares of the underlying funds, which are valued at their respective NAVs. The fund's other assets include securities that are valued primarily on the basis of market quotations or official closing prices. The ETFs in which the fund invests are valued primarily on the basis of market quotations, official closing prices, or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If an underlying fund's (other than an ETF's) NAV is unavailable, shares of such fund may be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. Fair value pricing may be used for high yield debt and floating rate loans, when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. The valuation of an underlying fund or a security may differ depending on the method used for determining value.

Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair valuation of the fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders.

The following information supplements existing information found in the "Buying and Selling Shares" section beginning on page 10.

Provided that the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a predetermined allocation, and receive that day's NAV.

Provided that the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a predetermined allocation, and receive that day's NAV.

The following information replaces the similar information found in the "Fund Management" section on page 12.

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund's assets among any number of sub-advisers or underlying funds.

As the manager, Strategic Advisers has overall responsibility for allocating the fund's assets among sub-advisers and underlying funds and for handling the fund's business affairs.

The following information supplements existing information found in the "Fund Management" section on page 13.

Brandywine Global, at 2929 Arch Street, Philadelphia, Pennsylvania 19104, serves as a sub-adviser for the fund. As of June 30, 2009, Brandywine Global had approximately $26 billion in discretionary assets under management.

Henry F. Otto serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Otto is the founder and co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). He earned both an M.B.A. in Finance and Economics and a B.A. in Economics from the University of Chicago. Mr. Otto is a member of Brandywine Global's Executive Board.

Steven M. Tonkovich serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Tonkovich is co-lead portfolio manager of Brandywine Global's Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining Brandywine Global in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich earned a B.S.E in Finance and Regional Science from the Wharton School. He is a member of Brandywine Global's Executive Board.

Joseph J. Kirby serves as a portfolio manager for Brandywine Global's portion of the fund's assets. Mr. Kirby is lead portfolio manager for Brandywine Global's Diversified Large Cap Value Equity and Diversified Large Cap 130/30 strategies. He serves as a portfolio manager and securities analyst on Brandywine Global's Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global's disciplined management exclusionary process. Since joining Brandywine Global and its Diversified Team in 1994, Mr. Kirby has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, he was with CoreStates Financial Corporation as an auditor (1992-1994). Mr. Kirby earned a B.S. in Finance from DeSales University.

LSV, at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, serves as a sub-adviser for the fund. As of June 30, 2009, LSV had approximately $43 billion in discretionary assets under management.

Josef Lakonishok serves as a portfolio manager for LSV's portion of the fund's assets. Dr. Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience.

Menno Vermeulen, CFA, serves as a portfolio manager for LSV's portion of the fund's assets. Mr. Vermeulen has served as a portfolio manager and senior quantitative analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, serves as a portfolio manager for LSV's portion of the fund's assets. Mr. Mansharamani has served as a Partner and portfolio manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience.

The following information replaces the similar information found in the "Fund Management" section on page 14.

Strategic Advisers (and not the fund) pays Brandywine Global, Cohen & Steers, Eaton Vance, and LSV a portion of the management fees it receives in return for their services.

Effective April 1, 2010, Strategic Advisers has contractually agreed to waive 0.25% of the fund's management fee until May 31, 2012. Reimbursement arrangements can decrease the fund's expenses and improve its performance.

The basis for the Board of Trustees approving the sub-advisory agreements with Brandywine Global and LSV will be included in the fund's annual report for the fiscal period ended May 31, 2010, when available.

Supplement to the

Fidelity® Strategic Advisers® Value Fund

A Fund of Fidelity Commonwealth Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2009, as revised December 15, 2009

Effective April 16, 2010, Fidelity Strategic Advisers Value Fund will be renamed Strategic Advisers Value Fund.

The following information replaces similar information found in the "Investment Policies and Limitations" section beginning on page 2.

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures and options transactions, as applicable, see the section entitled "Futures, Options, and Swaps" on page 6.

Notwithstanding the foregoing investment limitations, the underlying funds in which Strategic Advisers Value Fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting Strategic Advisers Value Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with Strategic Advisers Value Fund's investment program as set forth in the prospectus, Strategic Advisers Value Fund may invest more than 25% of its assets in any one underlying fund. While Strategic Advisers Value Fund does not intend to concentrate its investments in a particular industry, Strategic Advisers Value Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund or an underlying fund may invest, strategies Brandywine Global Investment Management, LLC (Brandywine Global), Cohen & Steers Capital Management, Inc. (Cohen & Steers), Eaton Vance Management (Eaton Vance), LSV Asset Management (LSV), and Pyramis Global Advisers, LLC (Pyramis) (each, a sub-adviser) or an underlying fund may employ in pursuit of the fund's investment objective, and a summary of related risks. Each sub-adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. An underlying fund may invest in the same or other types of investments or its adviser may employ strategies other than those discussed in this SAI. Except as otherwise stated, references on the following pages to "the fund" or "a fund" may relate to Strategic Advisers Value Fund, one or more underlying funds, or both, and references to "adviser" may relate to Strategic Advisers, its affiliates, or both, or a sub-adviser.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.

Typically, shares of the ETF are expected to increase in value as the value of the benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

Shares of an ETF are only redeemable in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g. on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

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Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Indirect Concentration. There is additional risk for the fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or in a single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

The following information replaces similar information found in the "Portfolio Transactions" section beginning on page 12.

Strategic Advisers may grant investment management authority over allocated portions of the fund's assets to one or more sub-advisers (see the section entitled "Management Contract"). A sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section.

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by a sub-adviser pursuant to authority contained in its respective sub-advisory agreement. A sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of the underlying funds) are placed on behalf of the fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the fund's management contract. The fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities, if any, are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Because the fund may, but is not required to, invest directly in portfolio securities other than underlying fund shares, the following discussion below in the rest of this Portfolio Transactions section identifies matters related to portfolio transactions and brokerage that might, but will not necessarily, apply to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of Strategic Advisers) to execute the fund's portfolio transactions, Strategic Advisers and its affiliates consider factors deemed relevant in the context of a particular trade and in regard to Strategic Advisers' or the affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Strategic Advisers or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Strategic Advisers and its affiliates may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers and its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers or its affiliates) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Strategic Advisers' or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as " hard dollars").

Benefit to Strategic Advisers. Strategic Advisers' expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Strategic Advisers or its affiliates receive from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Strategic Advisers' Decision-Making Process. Before causing the fund to pay a particular level of compensation, Strategic Advisers or the relevant affiliate will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or such affiliate, viewed in terms of the particular transaction for the fund or Strategic Advisers' or such affiliate's overall responsibilities to the fund or other investment companies and investment accounts. While Strategic Advisers or an affiliate may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Strategic Advisers or its affiliates, on the one hand, nor the fund on the other incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Strategic Advisers and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts. Strategic Advisers and its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers and its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or such affiliate, or that may be available from another broker. Strategic Advisers and its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. Strategic Advisers' or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on Strategic Advisers' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers and its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers or its affiliates) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which may be paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture.

The following information supplements similar information found in the "Valuation" section beginning on page 17.

An allocated portion of the fund's assets may consist of shares of underlying funds, which are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes accurately reflects fair value. Most underlying fund assets are valued primarily on the basis of market quotations, official closing prices, or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that its board of trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The following information replaces similar information found in the "Distributions and Taxes" section on page 18.

Capital Gain Distributions. The fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

The following information replaces similar information found in the "Management Contract" section on page 24.

Strategic Advisers has contractually agreed to waive 0.25% of the fund's management fee. This arrangement will remain in effect through May 31, 2012, unless terminated or modified earlier with the approval of the fund's Board of Trustees. In addition, Strategic has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.90%. This arrangement will remain in effect through May 31, 2012.

The following information supplements similar information found in the "Management Contract" section beginning on page 25.

The following table provides information relating to other accounts managed by Mr. Otto as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	7	15
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	4
Assets Managed (in millions)	$ 936	$ 118	$ 1,192
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 427

* Includes assets of Strategic Advisers Value Fund ($168 (in millions) assets managed).

As of December 31, 2009, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Otto was none.

The following table provides information relating to other accounts managed by Mr. Tonkovich as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	7	15
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	4
Assets Managed (in millions)	$ 936	$ 118	$ 1,192
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 427

* Includes assets of Strategic Advisers Value Fund ($168 (in millions) assets managed).

As of December 31, 2009, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Tonkovich was none.

The following table provides information relating to other accounts managed by Mr. Kirby as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	1
Assets Managed (in millions)	$ 168	$ 1	$ 97
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 95

* Includes assets of Strategic Advisers Value Fund ($168 (in millions) assets managed).

As of December 31, 2009, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Kirby was none.

The following table provides information relating to other accounts managed by Mr. Lakonishok as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	26	33	450
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	28
Assets Managed (in millions)	$ 6,149	$ 11,184	$ 39,924
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 3,508

* Includes assets of Strategic Advisers Value Fund ($169 (in millions) assets managed).

As of December 31, 2009, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Lakonishok was none.

The following table provides information relating to other accounts managed by Mr. Menno as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	26	33	450
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	28
Assets Managed (in millions)	$ 6,149	$ 11,184	$ 39,924
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 3,508

* Includes assets of Strategic Advisers Value Fund ($169 (in millions) assets managed).

As of December 31, 2009, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Menno was none.

The following table provides information relating to other accounts managed by Mr. Mansharamani as of December 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	26	33	450
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	28
Assets Managed (in millions)	$ 6,149	$ 11,184	$ 39,924
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 3,508

* Includes assets of Strategic Advisers Value Fund ($169 (in millions) assets managed).

As of December 31, 2009, the dollar range of shares of Strategic Advisers Value Fund beneficially owned by Mr. Mansharamani was none.

The following information supplements similar information found in the "Proxy Voting Guidelines" section on page 30.

Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the funds, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the funds, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 49.

For providing transfer agency services, FIIOC receives, from the fund, an account fee and an asset-based fee with respect to each position in the fund not invested in underlying funds. For assets invested in underlying Fidelity funds, each Fidelity fund in which the fund is invested pays transfer agent fees based on the portion of the fund's assets invested in such underlying fund calculated based on the underlying fund's transfer agent fee rates.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.